SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) :	September 18, 2012

MEXUS GOLD US

(Exact name of registrant as specified in its charter)

Nevada	000-52413	20-4092640
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)
1805 N. Carson Street, #150
Carson City, NV 89701
(Address of principal executive offices)

775-721-9960
(Registrant’s Telephone Number)

_____________________________________________________________________________________
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02                      Termination of a Material Definitive Agreement.

On September 18, 2012, we executed an Agreement to Terminate and Release whereby we agreed to terminate our July 8, 2010, Project Management Agreement with Powercom Services, Inc. a Georgia corporation.  The Parties have agreed that the terms and conditions of the Project Management Agreement no longer address and benefit the cable pulling project in a manner that would mutually benefit either party to continue into the future.  As compensation for the termination, we have agreed to issue to Powercom Services, Inc. 1,000,000 restricted shares of our common stock in exchange for Powercom’s release and indemnification.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Mexus Gold US
/s/	Paul D. Thompson _________________________
By:	Paul D. Thompson
Its:	President